UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2007

                              ATC HEALTHCARE, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-11380               11-2650500
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation)              File Number)       Identification Number)


             1983 Marcus Avenue
           Lake Success, New York                             11042
   (Address of Principal Executive Offices)                 (Zip Code)

                                 (516) 750-1600
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry into a Material Definitive Agreement.

         On October 15, 2007, ATC Healthcare, Inc. (the "Company"), together with its several subsidiary companies (the "Borrowers"), entered into an Eleventh Amendment and Waiver (the "Eleventh Amendment"), dated as of October 15, 2007, to the Amended and Restated Loan and Security Agreement, dated as of November 7, 2002, as amended, with HFG Healthco-4 LLC, as a lender and as collateral agent for the lenders, and Healthcare Finance Group, Inc., as a lender and as program manager.

         The Eleventh Amendment, among other things, (a) increased the revolving commitment to the Company to $16 million, (b) provided for a term loan to the Company in the amount of $2, 274,766, which was utilized, among other things, to repay all outstanding overadvances and to pay certain fees and expenses owing to the lenders, (c) reduced the interest rate on the revolving loan, (d) waived compliance with certain financial covenants for the fiscal quarters ended February 28, 2007, May 31, 2007 and August 31, 2007 and (e) extended the scheduled maturity date to November 7, 2010.

         Reference is made to the Eleventh Amendment for a full description of its terms, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.

(d)      Exhibits.

10.1 Eleventh Amendment and Waiver, dated as of October 15, 2007, to the Amended and Restated Loan and Security Agreement, dated as of November 7, 2002, as amended, among the Company, the several subsidiaries of the Company, HFG Healthco-4 LLC and Healthcare Finance Group, Inc.




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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATC HEALTHCARE, INC.


                                           By:   /s/ David Kimbell
                                               ---------------------------------
                                                David Kimbell
                                                Senior Vice President-Finance,
                                                Chief Financial Officer, and
                                                Treasurer



Date:   October 19, 2007








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


                                  Exhibit Index


10.1 Eleventh Amendment and Waiver, dated as of October 15, 2007, to the Amended and Restated Loan and Security Agreement, dated as of November 7, 2002, as amended, among the Company, the several subsidiaries of the Company, HFG Healthco-4 LLC and Healthcare Finance Group, Inc.